ICON UTILITIES AND INCOME FUND

Portfolio of Investments

September 30, 2022

Security Description	Shares	Value
Common Stock (80.74%)

Communications (1.32%)
Vodafone Group PLC	43,300	$490,589

Energy (4.45%)
Baker Hughes Co	12,713	266,464
Magellan Midstream Partners LP	8,500	403,835
Plains All American Pipeline LP	94,100	989,932
Total Energy		1,660,231

Financial (1.61%)
Lincoln National Corp	13,700	601,567

Utilities (73.36%)
ALLETE Inc	24,200	1,211,210
Ameren Corp	25,600	2,062,080
American Electric Power Co Inc	21,300	1,841,385
Avangrid Inc	35,200	1,467,840
Black Hills Corp	26,600	1,801,618
Duke Energy Corp	11,900	1,106,938
Evergy Inc	27,000	1,603,800
Eversource Energy	19,400	1,512,424
National Fuel Gas Co	40,800	2,511,240
New Jersey Resources Corp	48,600	1,880,820
NextEra Energy Inc	26,300	2,062,183
NiSource Inc	46,751	1,177,658
ONE Gas Inc	20,200	1,421,878
Sempra Energy	5,500	824,670
UGI Corp	47,495	1,535,513
Unitil Corp	31,289	1,453,374
Xcel Energy Inc	29,600	1,894,400
Total Utilities		27,369,031

Total Common Stock (Cost $30,310,263)		30,121,418

Preferred Stock (0.65%)

Financial (0.65%)
The PNC Financial Services Group Inc, 6.850%, 3M US LIBOR + 4.0675%(a),(b)	9,520	241,618

Total Preferred Stock (Cost $238,384)		241,618

Investment Companies (19.12%)	Par Value	Value
Money Market Funds (19.12%)
First American Government Obligations Fund (Subsidized 7-Day Yield, 2.780%)	7,130,723	7,130,723

Total Investment Companies (Cost $7,130,723)		7,130,723

Total Investments (Cost $37,679,369) (100.51%)		$37,493,759
Liabilities in Excess of Other Assets (-0.51%)		(191,923)
Net Assets (100.00%)		$37,301,836

(a)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2022 is based on the reference rate plus the displayed spread as of the security’s last reset date.